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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                 April 21, 1999
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                        (Date of earliest event reported)


                     Peoples Heritage Financial Group, Inc.
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             (Exact name of registrant as specified in its charter)


           Maine                       0-16947                   01-0437984
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(State or other jurisdiction   (Commission File Number)         (IRS Employer
     of incorporation)                                       Identification No.)


P.O. Box 9540, One Portland Square, Portland, Maine              04112-9540
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    (Address of principal executive offices)                     (Zip Code)


                                 (207) 761-8500
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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         (Former name, former address and former fiscal year, if changed since last report)


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ITEM 5.   OTHER EVENTS

     At the beginning of the day on April 21, 1999, Peoples Heritage Financial Group, Inc. released the press release included as an exhibit to this Current Report on Form 8-K.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibit: 99.1 Press Release, dated April 21, 1999.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                PEOPLES HERITAGE FINANCIAL GROUP, INC.



                                By: /s/ Peter J. Verrill
                                    --------------------------------------------
                                    Name: Peter J. Verrill
                                    Title: Executive Vice President,
                                           Chief Financial Officer and Treasurer

Date: April 23, 1999